UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

October 15, 2015
Date of Report (Date of earliest event reported)

Commission file number: 1-33026

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)

(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

708660548.4 96329958
716801577.1 01920791

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On October 15, 2015, the Board of Directors of Commvault Systems, Inc. (Commvault) appointed Joseph F. Eazor as a Class I Director of Commvault, to hold office until Commvault’s 2016 Annual Meeting of Stockholders. Joseph F. Eazor also has been appointed to the Audit Committee and the Nominations and Governance Committee of the Board of Directors.

Upon appointment to the Commvault Board of Directors, Joseph F. Eazor will receive an annual director retainer consisting of cash and equity each in accordance with Commvault’s non-employee director compensation policy.

A copy of the press release announcing Joseph F. Eazor’s appointment is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

99.1	Press Release dated October 19, 2015 announcing the appointment of Joseph F. Eazor as a director of Commvault Systems, Inc.

716801577.1 01920791

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMVAULT SYSTEMS, INC.

By: ____________________________
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary

DATE: October 19, 2015

716801577.1 01920791

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release dated October 19, 2015 announcing the appointment of Joseph F. Eazor as a director of Commvault Systems, Inc.

4
716801577.1 01920791